UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 17, 2023

KELLY SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-1088	38-1510762
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

999 WEST BIG BEAVER ROAD, TROY, Michigan 48084

(Address of Principal Executive Offices)

(Zip Code)

(248) 362-4444

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common	KELYA	Nasdaq Global Market
Class B Common	KELYB	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 17, 2023, Kelly Services, Inc. (the “Company”) filed a Current Report on Form 8-K reporting that Darren Simons, Chief Digital Officer, was leaving Kelly Services, Inc. effective June 2, 2023.

On June 9, 2023, the revocation period expired for the Separation Agreement and Mutual Release (the “Separation Agreement”) entered into between the Company and Mr. Simons. Under the terms of the Separation Agreement, Mr. Simons will be entitled to a severance benefit equal to 52 weeks of base compensation, a pro rata portion of annual incentive compensation and certain other benefits as provided in the Separation Agreement. Under the Separation Agreement, Mr. Simons has agreed to a general release of claims against the Company and its officers and agents.

Effective June 8, 2023, the Company entered into an Independent Contractor Agreement (the “IC Agreement”) with Mr. Simons. Under the terms of the IC Agreement, Mr. Simons will be entitled to an hourly rate for consulting services related to information technology projects and certain other services as provided in the IC Agreement for a period to end September 1, 2023, unless terminated earlier.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Separation Agreement and the IC Agreement, which are attached as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Kelly will continue to focus on driving digital innovation that transforms and optimizes its business processes, developing new tech-enabled customer and candidate-facing solutions, creating new business models, and improving both internal and external digital experiences. These initiatives will be led by Kelly’s Transformation Management Office.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

See Exhibit Index

Exhibit Index

Exhibit 10.1	Separation Agreement and Mutual Release between the Company and Darren Simons

Exhibit 10.2	Independent Contractor Agreement effective June 8, 2023 between the Company and Darren Simons

Exhibit 104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

KELLY SERVICES, INC.

Date: June 14, 2023	/s/ Vanessa Peterson Williams
Vanessa Peterson Williams
SVP, General Counsel and Assistant Corporate Secretary